UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2004

(Date of report; date of

earliest event reported)

Commission file number: 333-57494

WHOLESALE AUTO RECEIVABLES CORPORATION

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST IX

(Exact name of registrant as specified in its charter)

Delaware	38-3082709
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

c/o General Motors Acceptance Corporation

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

ITEM 7.    EXHIBITS

Exhibit 5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1

Opinion of Counsel of Kirkland & Ellis, dated as of May 17, 2004

Exhibit 8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1

Opinion of Counsel of Kirkland & Ellis, dated as of May 17, 2004

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant certifies that it meets all of the requirements for this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST IX

	By:	GENERAL MOTORS ACCEPTANCE CORPORATION
(Administrator, not in its individual capacity but solely as Administrator on behalf of the Trust)

Dated: May 17, 2004		/s/ Jerome B. Van Orman, Jr.
Jerome B. Van Orman, Jr. Vice President—Finance and Chief Financial Officer of GMAC North American Operations